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                                                                  EXHIBIT 99.1

                           CONSENT OF PROSPECTIVE DIRECTOR



    The undersigned consents to being named as a prospective director of Track 'n Trail, Inc., a Delaware corporation (the "Company"), in the Registration Statement on Form S-1 (File No. 333-23195) filed by the Company with the Securities and Exchange Commission, and to the filing of this consent as an exhibit to such Registration Statement.

Dated:  August 20, 1997

                                  /s/ Helen C. Bulwik
                                  --------------------------------------------
                                  Helen C. Bulwik